EXHIBIT 99.1

For Immediate Release

First Hawaiian, Inc. Reports Third Quarter 2026 Financial Results and Declares Dividend

HONOLULU, Hawaii October 23, 2026--(Globe Newswire)--First Hawaiian, Inc. (NASDAQ:FHB), (“First Hawaiian” or the “Company”) today reported financial results for its quarter ended September 30, 2026.

“I’m pleased with the solid earnings we delivered this quarter and the continued trust our customers place in us,” said Bob Harrison, Chairman, President and Chief Executive Officer. “Our deposit growth in a competitive market reflects the strength of those relationships, and our balance sheet is well positioned to benefit from rising interest rates. As we prepare for the Tri Counties Bank acquisition, we’re focused on building on that foundation and the growth opportunities ahead.”

On October 21, 2026, the Company’s Board of Directors declared a quarterly cash dividend of $0.26 per share. The dividend will be payable on November 27, 2026, to stockholders of record at the close of business on November 16, 2026.

Third Quarter 2026 Highlights:

●	Net income of $63.7 million, or $0.52 per diluted share
●	Total loans and leases decreased $115.1 million to $14.5 billion
●	Total deposits increased $50.4 million to $20.2 billion
●	Net interest margin increased 5 basis points to 3.30%
●	Results include a $24.3 million noninterest expense and a $31.0 million income tax benefit from an agreement to settle tax liabilities resulting from the 2016 corporate reorganization
●	Merger-related costs in the quarter were $6.7 million
●	Recorded a $20.3 million provision for credit losses, driven by a $12.5 million partial charge-off related to a single CRE loan and other CRE loan downgrades
●	Board of Directors declared a quarterly dividend of $0.26 per share

Balance Sheet

Total assets were $23.8 billion at September 30, 2026 versus $23.6 billion at June 30, 2026.

Gross loans and leases were $14.5 billion as of September 30, 2026, a decrease of $115.1 million from $14.6 billion as of June 30, 2026.

Total deposits were $20.2 billion as of September 30, 2026 and June 30, 2026.

Net Interest Income

Net interest income for the third quarter of 2026 was $174.1 million, an increase of $3.1 million compared to $171.0 million for the prior quarter.

The net interest margin was 3.30% in the third quarter of 2026, 5 basis points higher than the prior quarter’s margin of 3.25%.

Provision Expense

During the quarter ended September 30, 2026, we recorded a $20.3 million provision for credit losses. In the quarter ended June 30, 2026, we recorded a $5.6 million provision for credit losses.

Noninterest Income

Noninterest income was $56.1 million in the third quarter of 2026, $4.2 million lower than noninterest income of $60.3 million in the prior quarter.

Noninterest Expense

Noninterest expense was $160.0 million in the third quarter of 2026, $29.6 million higher compared to noninterest expense of $130.4 million in the prior quarter.

Noninterest expense in the third quarter included $6.7 million of merger-related costs and a $24.3 million noninterest expense from an agreement to settle tax liabilities resulting from the 2016 corporate reorganization.

The efficiency ratio was 69.2% and 56.2% for the quarters ended September 30, 2026 and June 30, 2026, respectively.

Taxes

The effective tax rate was -27.8% and 22.9% for the quarters ended September 30, 2026 and June 30, 2026, respectively. The negative effective tax rate in the third quarter was due to a $31.0 million income tax benefit we recorded as a result of the agreement to settle tax liabilities resulting from the 2016 corporate reorganization.

Asset Quality

The allowance for credit losses was $164.4 million, or 1.14% of total loans and leases, as of September 30, 2026, compared to $168.1 million, or 1.15% of total loans and leases, as of June 30, 2026. The reserve for unfunded commitments was $39.7 million as of September 30, 2026 and $37.7 million as of June 30, 2026. Net charge-offs were $21.9 million, or 0.60% of average loans and leases on an annualized basis, for the quarter ended September 30, 2026, compared to net charge-offs of $4.1 million, or 0.11% of average loans and leases on an annualized basis, for the quarter ended June 30, 2026. Total non-performing assets were $46.0 million, or 0.32% of total loans and leases and other real estate owned, on September 30, 2026, compared to total non-performing assets of $39.5 million, or 0.27% of total loans and leases and other real estate owned, on June 30, 2026.

Capital

Total stockholders' equity was $2.8 billion at September 30, 2026 and June 30, 2026.

The tier 1 leverage, common equity tier 1 and total capital ratios were 9.61%, 13.50% and 14.74%, respectively, on September 30, 2026, compared with 9.46%, 13.27% and 14.52%, respectively, on June 30, 2026.

The Company did not repurchase any shares in the third quarter.

First Hawaiian, Inc.

First Hawaiian, Inc. (NASDAQ:FHB) is a bank holding company headquartered in Honolulu, Hawaii. Its principal subsidiary, First Hawaiian Bank, founded in 1858 under the name Bishop & Company, is Hawaii’s oldest and largest financial institution with branch locations throughout Hawaii, Guam and Saipan. The company offers a comprehensive suite of banking services to consumer and commercial customers including deposit products, loans, wealth management, insurance, trust, retirement planning, credit card and merchant processing services. Customers may also access their accounts through ATMs, online and mobile banking channels. For more information about First Hawaiian, Inc., visit the Company’s website, www.fhb.com.

Conference Call Information

First Hawaiian will host a conference call to discuss the Company’s results today at 1:00 p.m. Eastern Time, 7:00 a.m. Hawaii Time.

To access the call by phone, please register via the following link:

https://register-conf.media-server.com/register/BI4e0abe37ecf34f5d8bdacfb166cade22, and you will be provided with dial in details. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time.

A live webcast of the conference call, including a slide presentation, will be available at the following link: www.fhb.com/earnings. The archive of the webcast will be available at the same location.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized” and “outlook”, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there can be no assurance that actual results will not prove to be materially different from the results expressed or implied by the forward-looking statements. A number of important factors could cause actual results or performance to differ materially from the forward-looking statements, including (without limitation) the risks and uncertainties associated with the domestic and global economic environment and capital market conditions and other risk factors. For a discussion of some of these risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2025 and our Quarterly Report on Form 10-Q for the quarters ended March 31, 2026 and June 30, 2026.

Use of Non-GAAP Financial Measures

Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and capital adequacy as reported under GAAP and all other relevant information when assessing our performance and capital adequacy.

Table 14 at the end of this document provides a reconciliation of these non-GAAP financial measures with their most directly comparable GAAP measures.

Investor Relations Contact:	Media Contact:
Kevin Haseyama, CFA	Shari Nishijima
(808) 525-6268	(808) 525-6254
khaseyama@fhb.com	snishijima@fhb.com

Financial Highlights	Table 1
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share data)	2026	2026	2025	2026	2025
Operating Results:
Net interest income	$174,104	$170,993	$169,331	$512,627	$493,440
Provision for credit losses	20,308	5,600	4,500	30,908	19,500
Noninterest income	56,123	60,281	57,060	169,223	161,495
Noninterest expense	160,047	130,445	125,744	418,377	374,243
Net income	63,730	73,375	73,840	204,889	206,335
Basic earnings per share	0.52	0.60	0.59	1.68	1.65
Diluted earnings per share	0.52	0.60	0.59	1.67	1.64
Dividends declared per share	0.26	0.26	0.26	0.78	0.78
Dividend payout ratio	50.00%	43.33%	44.07%	46.71%	47.56%
Performance Ratios(1):
Net interest margin	3.30%	3.25%	3.19%	3.25%	3.13%
Efficiency ratio	69.18%	56.17%	55.29%	61.08%	56.88%
Return on average total assets	1.06%	1.23%	1.22%	1.14%	1.15%
Return on average tangible assets (non-GAAP)(2)	1.10%	1.28%	1.27%	1.19%	1.20%
Return on average total stockholders' equity	8.88%	10.52%	10.81%	9.75%	10.32%
Return on average tangible stockholders' equity (non-GAAP)(2)	13.67%	16.34%	17.08%	15.09%	16.45%
Average Balances:
Average loans and leases	$14,496,740	$14,488,213	$14,209,282	$14,425,550	$14,269,030
Average earning assets	21,128,236	21,192,973	21,271,827	21,217,201	21,203,245
Average assets	23,955,273	23,954,425	23,993,685	23,997,190	23,914,896
Average deposits	20,408,631	20,483,307	20,411,117	20,504,383	20,348,609
Average stockholders' equity	2,845,750	2,796,857	2,710,273	2,810,686	2,672,284
Market Value Per Share:
Closing	24.62	29.30	24.83	24.62	24.83
High	30.58	29.63	26.72	30.58	28.28
Low	24.48	24.50	23.48	23.26	20.32

	As of	As of	As of	As of
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands, except per share data)	2026	2026	2025	2025
Balance Sheet Data:
Loans and leases	$14,462,228	$14,577,299	$14,312,529	$14,129,383
Total assets	23,764,015	23,646,049	23,955,252	24,098,728
Total deposits	20,204,570	20,154,181	20,515,668	20,729,557
Total stockholders' equity	2,817,544	2,826,028	2,769,365	2,733,921

Per Share of Common Stock:
Book value	$23.16	$23.22	$22.57	$22.10
Tangible book value (non-GAAP)(2)	14.97	15.04	14.46	14.05

Asset Quality Ratios:
Non-accrual loans and leases / total loans and leases	0.32%	0.27%	0.29%	0.22%
Allowance for credit losses for loans and leases / total loans and leases	1.14%	1.15%	1.18%	1.17%

Capital Ratios:
Common Equity Tier 1 Capital Ratio	13.50%	13.27%	13.17%	13.24%
Tier 1 Capital Ratio	13.50%	13.27%	13.17%	13.24%
Total Capital Ratio	14.74%	14.52%	14.42%	14.49%
Tier 1 Leverage Ratio	9.61%	9.46%	9.27%	9.16%
Total stockholders' equity to total assets	11.86%	11.95%	11.56%	11.34%
Tangible stockholders' equity to tangible assets (non-GAAP)(2)	8.00%	8.08%	7.73%	7.52%

Non-Financial Data:
Number of branches	49	49	49	49
Number of ATMs	272	274	273	275
Number of Full-Time Equivalent Employees	1,974	1,995	1,997	2,001

(1)	Except for the efficiency ratio, amounts are annualized for the three and nine months ended September 30, 2026 and 2025 and three months ended June 30, 2026.
(2)	Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our tangible book value per share as the ratio of tangible stockholders’ equity to outstanding shares. Tangible stockholders’ equity is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our total stockholders’ equity. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. For a reconciliation to the most directly comparable GAAP financial measure, see Table 14, GAAP to Non-GAAP Reconciliation.

Consolidated Statements of Income	Table 2
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2026	2026	2025	2026	2025
Interest income
Loans and lease financing	$192,373	$190,727	$196,441	$569,489	$581,936
Available-for-sale investment securities	16,200	15,867	13,470	46,951	39,089
Held-to-maturity investment securities	14,856	15,121	15,920	45,040	48,866
Other	11,114	10,652	16,744	35,128	44,573
Total interest income	234,543	232,367	242,575	696,608	714,464
Interest expense
Deposits	60,211	61,220	70,851	183,495	212,849
Short-term borrowings	1	—	2,195	1	7,421
Other	227	154	198	485	754
Total interest expense	60,439	61,374	73,244	183,981	221,024
Net interest income	174,104	170,993	169,331	512,627	493,440
Provision for credit losses	20,308	5,600	4,500	30,908	19,500
Net interest income after provision for credit losses	153,796	165,393	164,831	481,719	473,940
Noninterest income
Service charges on deposit accounts	8,693	8,316	8,096	25,165	23,461
Credit and debit card fees	15,718	15,402	15,850	46,203	46,237
Other service charges and fees	15,386	14,409	13,807	43,579	39,324
Trust and investment services income	9,146	9,074	9,212	27,366	27,736
Bank-owned life insurance	4,748	7,069	6,314	15,908	15,409
Investment securities gains, net	—	—	—	—	37
Other	2,432	6,011	3,781	11,002	9,291
Total noninterest income	56,123	60,281	57,060	169,223	161,495
Noninterest expense
Salaries and employee benefits	63,159	62,376	61,533	189,625	181,138
Contracted services and professional fees	13,803	14,220	15,785	41,987	46,621
Occupancy	7,333	7,902	7,098	23,051	23,132
Equipment	15,308	14,563	13,834	44,652	41,742
Regulatory assessment and fees	3,112	3,417	3,294	9,777	10,876
Advertising and marketing	2,157	2,178	2,033	6,587	6,247
Card rewards program	9,125	8,403	8,694	25,932	25,019
Merger-related costs	6,672	4,182	—	10,854	—
Other	39,378	13,204	13,473	65,912	39,468
Total noninterest expense	160,047	130,445	125,744	418,377	374,243
Income before provision for income taxes	49,872	95,229	96,147	232,565	261,192
(Benefit) provision for income taxes	(13,858)	21,854	22,307	27,676	54,857
Net income	$63,730	$73,375	$73,840	$204,889	$206,335
Basic earnings per share	$0.52	$0.60	$0.59	$1.68	$1.65
Diluted earnings per share	$0.52	$0.60	$0.59	$1.67	$1.64
Basic weighted-average outstanding shares	121,681,309	121,669,238	124,267,090	121,933,207	125,282,792
Diluted weighted-average outstanding shares	122,478,489	122,339,836	124,970,898	122,716,742	125,977,271

Consolidated Balance Sheets	Table 3
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands, except share amount)	2026	2026	2025	2025
Assets
Cash and due from banks	$258,228	$263,762	$228,734	$249,563
Interest-bearing deposits in other banks	1,071,703	748,734	1,249,018	1,606,080
Investment securities:
Available-for-sale, at fair value (amortized cost: $2,259,070 as of September 30, 2026, $2,275,837 as of June 30, 2026, $2,246,716 as of December 31, 2025 and $2,178,092 as of September 30, 2025)	2,016,945	2,094,699	2,076,233	1,986,717
Held-to-maturity, at amortized cost (fair value: $2,819,282 as of September 30, 2026, $3,035,475 as of June 30, 2026, $3,188,775 as of December 31, 2025 and $3,209,883 as of September 30, 2025)	3,346,994	3,411,684	3,533,082	3,594,188
Loans held for sale	—	—	1,370	468
Loans and leases	14,462,228	14,577,299	14,312,529	14,129,383
Less: allowance for credit losses	164,437	168,056	168,468	165,269
Net loans and leases	14,297,791	14,409,243	14,144,061	13,964,114

Premises and equipment, net	304,848	304,025	303,496	302,983
Accrued interest receivable	75,204	76,622	77,641	77,878
Bank-owned life insurance	525,898	521,137	513,182	507,950
Goodwill	995,492	995,492	995,492	995,492
Mortgage servicing rights	4,164	4,302	4,638	4,728
Other assets	866,748	816,349	828,305	808,567
Total assets	$23,764,015	$23,646,049	$23,955,252	$24,098,728
Liabilities and Stockholders' Equity
Deposits:
Interest-bearing	$13,803,664	$13,706,392	$13,968,376	$13,947,385
Noninterest-bearing	6,400,906	6,447,789	6,547,292	6,782,172
Total deposits	20,204,570	20,154,181	20,515,668	20,729,557
Retirement benefits payable	96,570	97,409	99,052	94,504
Other liabilities	645,331	568,431	571,167	540,746
Total liabilities	20,946,471	20,820,021	21,185,887	21,364,807

Stockholders' equity
Common stock ($0.01 par value; authorized 300,000,000 shares; issued/outstanding: 142,662,115 / 121,681,352 shares as of September 30, 2026, issued/outstanding: 142,661,019 / 121,680,634 shares as of June 30, 2026, issued/outstanding: 142,184,584 / 122,689,256 shares as of December 31, 2025 and issued/outstanding: 142,173,027 / 123,719,585 shares as of September 30, 2025)	1,427	1,427	1,422	1,422
Additional paid-in capital	2,588,530	2,584,578	2,576,540	2,572,156
Retained earnings	1,187,636	1,156,028	1,078,885	1,041,573
Accumulated other comprehensive loss, net	(403,826)	(359,793)	(368,140)	(388,149)
Treasury stock (20,980,763 shares as of September 30, 2026, 20,980,385 shares as of June 30, 2026, 19,495,328 shares as of December 31, 2025 and 18,453,442 shares as of September 30, 2025)	(556,223)	(556,212)	(519,342)	(493,081)
Total stockholders' equity	2,817,544	2,826,028	2,769,365	2,733,921
Total liabilities and stockholders' equity	$23,764,015	$23,646,049	$23,955,252	$24,098,728

Average Balances and Interest Rates									Table 4
	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2026			June 30, 2026			September 30, 2025
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$1,162.4	$10.9	3.73%	$1,142.4	$10.5	3.68%	$1,471.0	$16.3	4.40%
Available-for-Sale Investment Securities
Taxable	2,060.5	16.2	3.14	2,081.7	15.8	3.05	1,921.2	13.5	2.80
Non-Taxable	0.1	—	2.20	0.4	—	4.42	1.2	—	5.07
Held-to-Maturity Investment Securities
Taxable	2,795.2	11.8	1.69	2,860.7	12.1	1.69	3,036.1	12.8	1.68
Non-Taxable	587.9	3.3	2.26	590.3	3.3	2.23	595.5	3.6	2.39
Total Investment Securities	5,443.7	31.3	2.30	5,533.1	31.2	2.26	5,554.0	29.9	2.15
Loans Held for Sale	0.9	—	5.82	0.6	—	5.68	0.9	—	5.71
Loans and Leases(1)
Commercial and industrial	2,328.7	33.2	5.66	2,275.4	32.3	5.69	2,144.0	33.6	6.22
Commercial real estate	4,741.5	68.6	5.74	4,736.0	67.6	5.73	4,481.5	69.9	6.18
Construction	705.8	11.8	6.60	770.2	12.4	6.48	891.9	15.2	6.78
Residential:
Residential mortgage	4,029.1	40.5	4.02	4,038.8	40.9	4.05	4,077.1	40.4	3.96
Home equity line	1,178.7	14.6	4.91	1,181.8	14.2	4.82	1,167.0	14.0	4.76
Consumer	1,066.3	20.8	7.74	1,044.1	20.1	7.74	1,018.4	19.6	7.63
Lease financing	446.6	3.7	3.31	441.9	3.9	3.51	429.4	4.3	3.98
Total Loans and Leases	14,496.7	193.2	5.30	14,488.2	191.4	5.30	14,209.3	197.0	5.51
Other Earning Assets	24.5	0.2	3.07	28.7	0.2	2.36	36.6	0.4	4.72
Total Earning Assets(2)	21,128.2	235.6	4.44	21,193.0	233.3	4.41	21,271.8	243.6	4.55
Cash and Due from Banks	241.0			239.1			243.3
Other Assets	2,586.1			2,522.3			2,478.6
Total Assets	$23,955.3			$23,954.4			$23,993.7

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,248.0	$18.0	1.15%	$6,407.4	$19.6	1.23%	$6,331.6	$21.9	1.37%
Money Market	4,358.4	20.3	1.84	4,321.3	19.5	1.81	3,837.6	23.4	2.42
Time	3,268.9	21.9	2.66	3,275.3	22.1	2.71	3,353.9	25.5	3.02
Total Interest-Bearing Deposits	13,875.3	60.2	1.72	14,004.0	61.2	1.75	13,523.1	70.8	2.08
Federal Funds Purchased	0.1	—	3.77	—	—	—	—	—	—
Other Short-Term Borrowings	—	—	—	—	—	—	206.5	2.2	4.22
Other Interest-Bearing Liabilities	27.3	0.2	3.29	19.5	0.2	3.16	14.4	0.2	5.46
Total Interest-Bearing Liabilities	13,902.7	60.4	1.72	14,023.5	61.4	1.76	13,744.0	73.2	2.11
Net Interest Income		$175.2			$171.9			$170.4
Interest Rate Spread(3)			2.72%			2.65%			2.44%
Net Interest Margin(4)			3.30%			3.25%			3.19%
Noninterest-Bearing Demand Deposits	6,533.3			6,479.3			6,888.0
Other Liabilities	673.5			654.7			651.4
Stockholders' Equity	2,845.8			2,796.9			2,710.3
Total Liabilities and Stockholders' Equity	$23,955.3			$23,954.4			$23,993.7

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $1.1 million, $0.9 million and $1.0 million for the three months ended September 30, 2026, June 30, 2026 and September 30, 2025, respectively.
(3)	Interest rate spread is the difference between the average yield on earning assets and the average rate paid on interest-bearing liabilities, on a fully taxable-equivalent basis.
(4)	Net interest margin is net interest income annualized for the three months ended September 30, 2026, June 30, 2026 and September 30, 2025, on a fully taxable-equivalent basis, divided by average total earning assets.

Average Balances and Interest Rates						Table 5
	Nine Months Ended			Nine Months Ended
	September 30, 2026			September 30, 2025
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$1,252.2	$34.6	3.69%	$1,307.4	$43.3	4.43%
Available-for-Sale Investment Securities
Taxable	2,064.3	46.9	3.03	1,894.1	39.0	2.75
Non-Taxable	0.4	—	4.57	1.3	0.1	5.31
Held-to-Maturity Investment Securities
Taxable	2,857.0	35.9	1.67	3,099.5	39.6	1.70
Non-Taxable	590.3	10.1	2.29	597.0	10.5	2.37
Total Investment Securities	5,512.0	92.9	2.25	5,591.9	89.2	2.13
Loans Held for Sale	0.8	—	5.80	0.5	—	6.03
Loans and Leases(1)
Commercial and industrial	2,258.8	96.3	5.70	2,210.6	102.5	6.20
Commercial real estate	4,695.8	201.2	5.73	4,431.6	203.2	6.13
Construction	750.3	36.6	6.52	909.6	45.6	6.71
Residential:
Residential mortgage	4,049.7	122.4	4.03	4,110.2	121.5	3.94
Home equity line	1,178.7	42.4	4.81	1,157.2	40.4	4.67
Consumer	1,048.4	61.0	7.77	1,017.2	57.7	7.58
Lease financing	443.9	11.7	3.52	432.6	12.8	3.96
Total Loans and Leases	14,425.6	571.6	5.29	14,269.0	583.7	5.47
Other Earning Assets	26.6	0.6	2.63	34.4	1.3	5.03
Total Earning Assets(2)	21,217.2	699.7	4.41	21,203.2	717.5	4.52
Cash and Due from Banks	235.6			233.9
Other Assets	2,544.4			2,477.8
Total Assets	$23,997.2			$23,914.9

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,352.7	$56.6	1.19%	$6,270.9	$64.1	1.37%
Money Market	4,346.2	59.5	1.83	3,860.3	69.2	2.40
Time	3,308.1	67.4	2.72	3,353.6	79.5	3.17
Total Interest-Bearing Deposits	14,007.0	183.5	1.75	13,484.8	212.8	2.11
Federal Funds Purchased	—	—	3.77	—	—	—
Other Short-Term Borrowings	—	—	—	235.3	7.4	4.22
Other Interest-Bearing Liabilities	19.8	0.5	3.27	20.9	0.8	4.84
Total Interest-Bearing Liabilities	14,026.8	184.0	1.75	13,741.0	221.0	2.15
Net Interest Income		$515.7			$496.5
Interest Rate Spread(3)			2.66%			2.37%
Net Interest Margin(4)			3.25%			3.13%
Noninterest-Bearing Demand Deposits	6,497.4			6,863.8
Other Liabilities	662.3			637.8
Stockholders' Equity	2,810.7			2,672.3
Total Liabilities and Stockholders' Equity	$23,997.2			$23,914.9

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $3.1 million for both the nine months ended September 30, 2026 and 2025, respectively.
(3)	Interest rate spread is the difference between the average yield on earning assets and the average rate paid on interest-bearing liabilities, on a fully taxable-equivalent basis.
(4)	Net interest margin is net interest income annualized for the nine months ended September 30, 2026 and 2025, on a fully taxable-equivalent basis, divided by average total earning assets.

Analysis of Change in Net Interest Income			Table 6
	Three Months Ended September 30, 2026
	Compared to June 30, 2026
(dollars in millions)	Volume	Rate	Total (1)
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$0.2	$0.2	$0.4
Available-for-Sale Investment Securities
Taxable	(0.1)	0.5	0.4
Held-to-Maturity Investment Securities
Taxable	(0.3)	—	(0.3)
Total Investment Securities	(0.4)	0.5	0.1
Loans and Leases
Commercial and industrial	1.0	(0.1)	0.9
Commercial real estate	0.4	0.6	1.0
Construction	(0.9)	0.3	(0.6)
Residential:
Residential mortgage	(0.1)	(0.3)	(0.4)
Home equity line	—	0.4	0.4
Consumer	0.7	—	0.7
Lease financing	—	(0.2)	(0.2)
Total Loans and Leases	1.1	0.7	1.8
Total Change in Interest Income	0.9	1.4	2.3

Change in Interest Expense:
Interest-Bearing Deposits
Savings	(0.4)	(1.2)	(1.6)
Money Market	0.3	0.5	0.8
Time	—	(0.2)	(0.2)
Total Interest-Bearing Deposits	(0.1)	(0.9)	(1.0)
Total Change in Interest Expense	(0.1)	(0.9)	(1.0)
Change in Net Interest Income	$1.0	$2.3	$3.3

(1)	The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.

Analysis of Change in Net Interest Income			Table 7
	Three Months Ended September 30, 2026
	Compared to September 30, 2025
(dollars in millions)	Volume	Rate	Total (1)
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$(3.1)	$(2.3)	$(5.4)
Available-for-Sale Investment Securities
Taxable	1.0	1.7	2.7
Held-to-Maturity Investment Securities
Taxable	(1.1)	0.1	(1.0)
Non-Taxable	(0.1)	(0.2)	(0.3)
Total Investment Securities	(0.2)	1.6	1.4
Loans and Leases
Commercial and industrial	2.7	(3.1)	(0.4)
Commercial real estate	3.8	(5.1)	(1.3)
Construction	(3.0)	(0.4)	(3.4)
Residential:
Residential mortgage	(0.5)	0.6	0.1
Home equity line	0.2	0.4	0.6
Consumer	0.9	0.3	1.2
Lease financing	0.2	(0.8)	(0.6)
Total Loans and Leases	4.3	(8.1)	(3.8)
Other Earning Assets	(0.1)	(0.1)	(0.2)
Total Change in Interest Income	0.9	(8.9)	(8.0)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	(0.3)	(3.6)	(3.9)
Money Market	2.9	(6.0)	(3.1)
Time	(0.6)	(3.0)	(3.6)
Total Interest-Bearing Deposits	2.0	(12.6)	(10.6)
Other Short-Term Borrowings	(1.1)	(1.1)	(2.2)
Other Interest-Bearing Liabilities	0.1	(0.1)	—
Total Change in Interest Expense	1.0	(13.8)	(12.8)
Change in Net Interest Income	$(0.1)	$4.9	$4.8

(1)	The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.

Analysis of Change in Net Interest Income			Table 8
	Nine Months Ended September 30, 2026
	Compared to September 30, 2025
(dollars in millions)	Volume	Rate	Total (1)
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$(1.8)	$(6.9)	$(8.7)
Available-for-Sale Investment Securities
Taxable	3.7	4.2	7.9
Non-Taxable	(0.1)	—	(0.1)
Held-to-Maturity Investment Securities
Taxable	(3.0)	(0.7)	(3.7)
Non-Taxable	(0.1)	(0.3)	(0.4)
Total Investment Securities	0.5	3.2	3.7
Loans and Leases
Commercial and industrial	2.2	(8.4)	(6.2)
Commercial real estate	11.7	(13.7)	(2.0)
Construction	(7.7)	(1.3)	(9.0)
Residential:
Residential mortgage	(1.8)	2.7	0.9
Home equity line	0.8	1.2	2.0
Consumer	1.8	1.5	3.3
Lease financing	0.3	(1.4)	(1.1)
Total Loans and Leases	7.3	(19.4)	(12.1)
Other Earning Assets	(0.2)	(0.5)	(0.7)
Total Change in Interest Income	5.8	(23.6)	(17.8)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.9	(8.4)	(7.5)
Money Market	8.0	(17.7)	(9.7)
Time	(1.1)	(11.0)	(12.1)
Total Interest-Bearing Deposits	7.8	(37.1)	(29.3)
Other Short-Term Borrowings	(3.7)	(3.7)	(7.4)
Other Interest-Bearing Liabilities	—	(0.3)	(0.3)
Total Change in Interest Expense	4.1	(41.1)	(37.0)
Change in Net Interest Income	$1.7	$17.5	$19.2

(1)	The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.

Loans and Leases				Table 9
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2026	2026	2025	2025
Commercial and industrial	$2,304,567	$2,339,882	$2,171,333	$2,027,504
Commercial real estate	4,714,502	4,783,130	4,590,326	4,513,706
Construction	739,531	731,766	808,275	881,462
Residential:
Residential mortgage	3,996,717	4,044,207	4,096,300	4,077,946
Home equity line	1,177,610	1,181,396	1,178,527	1,170,822
Total residential	5,174,327	5,225,603	5,274,827	5,248,768
Consumer	1,067,697	1,046,461	1,025,838	1,013,663
Lease financing	461,604	450,457	441,930	444,280
Total loans and leases	$14,462,228	$14,577,299	$14,312,529	$14,129,383

Deposits				Table 10
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2026	2026	2025	2025
Demand	$6,400,906	$6,447,789	$6,547,292	$6,782,172
Savings	6,248,848	6,132,746	6,308,873	6,691,136
Money Market	4,313,623	4,283,982	4,289,370	3,874,614
Time	3,241,193	3,289,664	3,370,133	3,381,635
Total Deposits	$20,204,570	$20,154,181	$20,515,668	$20,729,557

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More				Table 11
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2026	2026	2025	2025
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial Loans:
Commercial and industrial	$1,688	$4,054	$8,805	$1,084
Commercial real estate	13,833	2,879	3,007	3,089
Construction	1,064	1,788	1,788	904
Lease financing	115	680	734	169
Total Commercial Loans	16,700	9,401	14,334	5,246
Residential Loans:
Residential mortgage	19,244	18,675	16,423	16,702
Home equity line	10,030	11,425	10,271	8,385
Total Residential Loans	29,274	30,100	26,694	25,087
Consumer	—	—	—	600
Total Non-Accrual Loans and Leases	45,974	39,501	41,028	30,933
Total Non-Performing Assets	$45,974	$39,501	$41,028	$30,933

Accruing Loans and Leases Past Due 90 Days or More
Commercial Loans:
Commercial and industrial	$403	$249	$318	$633
Commercial real estate	1,690	—	—	—
Construction	—	—	—	2,063
Total Commercial Loans	2,093	249	318	2,696
Residential mortgage	14,963	771	55	627
Consumer	2,171	3,073	2,984	2,566
Total Accruing Loans and Leases Past Due 90 Days or More	$19,227	$4,093	$3,357	$5,889

Total Loans and Leases	$14,462,228	$14,577,299	$14,312,529	$14,129,383

Allowance for Credit Losses and Reserve for Unfunded Commitments	Table 12
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
(dollars in thousands)	2026	2026	2025	2026	2025
Balance at Beginning of Period	$205,728	$204,265	$201,172	$204,165	$193,240
Loans and Leases Charged-Off
Commercial Loans:
Commercial and industrial	(6,918)	(769)	(1,106)	(10,312)	(3,253)
Commercial real estate	(12,465)	—	—	(12,465)	—
Lease financing	(6)	—	(580)	(6)	(662)
Total Commercial Loans	(19,389)	(769)	(1,686)	(22,783)	(3,915)
Home equity line	—	(23)	—	(23)	(30)
Consumer	(6,281)	(5,490)	(4,719)	(16,615)	(14,287)
Total Loans and Leases Charged-Off	(25,670)	(6,282)	(6,405)	(39,421)	(18,232)
Recoveries on Loans and Leases Previously Charged-Off
Commercial Loans:
Commercial and industrial	1,444	281	410	1,991	1,009
Commercial real estate	—	—	—	—	251
Lease financing	—	—	—	3	—
Total Commercial Loans	1,444	281	410	1,994	1,260
Residential Loans:
Residential mortgage	11	16	14	40	143
Home equity line	69	28	26	136	122
Total Residential Loans	80	44	40	176	265
Consumer	2,198	1,820	1,749	6,266	5,433
Total Recoveries on Loans and Leases Previously Charged-Off	3,722	2,145	2,199	8,436	6,958
Net Loans and Leases Charged-Off	(21,948)	(4,137)	(4,206)	(30,985)	(11,274)
Provision for Credit Losses	20,308	5,600	4,500	30,908	19,500
Balance at End of Period	$204,088	$205,728	$201,466	$204,088	$201,466
Components:
Allowance for Credit Losses	$164,437	$168,056	$165,269	$164,437	$165,269
Reserve for Unfunded Commitments	39,651	37,672	36,197	39,651	36,197
Total Allowance for Credit Losses and Reserve for Unfunded Commitments	$204,088	$205,728	$201,466	$204,088	$201,466
Average Loans and Leases Outstanding	$14,496,740	$14,488,213	$14,209,282	$14,425,550	$14,269,030
Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding(1)	0.60%	0.11%	0.12%	0.29%	0.11%
Ratio of Allowance for Credit Losses for Loans and Leases to Loans and Leases Outstanding	1.14%	1.15%	1.17%	1.14%	1.17%
Ratio of Allowance for Credit Losses for Loans and Leases to Non-accrual Loans and Leases	3.58x	4.25x	5.34x	3.58x	5.34x

(1)	Annualized for the three and nine months ended September 30, 2026 and 2025 and three months ended June 30, 2026.

Loans and Leases by Year of Origination and Credit Quality Indicator									Table 13
								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
							Amortized	Amortized
(dollars in thousands)	2026	2025	2024	2023	2022	Prior	Cost Basis	Cost Basis	Total
Commercial Lending
Commercial and Industrial
Risk rating:
Pass	$202,063	$241,039	$149,553	$57,135	$51,359	$289,563	$1,146,313	$28,352	$2,165,377
Special Mention	417	3,541	549	1,523	1,899	746	6,318	—	14,993
Substandard	139	184	500	429	2,908	18,158	5,300	—	27,618
Other (1)	17,281	13,451	6,347	2,954	2,249	2,043	52,254	—	96,579
Total Commercial and Industrial	219,900	258,215	156,949	62,041	58,415	310,510	1,210,185	28,352	2,304,567
Current period gross charge-offs	—	129	1,864	259	2,180	3,214	2,666	—	10,312

Commercial Real Estate
Risk rating:
Pass	538,756	723,291	364,311	391,394	585,898	1,643,436	114,656	6,267	4,368,009
Special Mention	419	—	3,608	1,644	171,581	48,290	964	—	226,506
Substandard	889	—	5,287	689	37,464	61,603	13,940	—	119,872
Other (1)	—	—	—	—	—	115	—	—	115
Total Commercial Real Estate	540,064	723,291	373,206	393,727	794,943	1,753,444	129,560	6,267	4,714,502
Current period gross charge-offs	—	—	—	—	—	12,465	—	—	12,465

Construction
Risk rating:
Pass	64,419	174,295	235,743	53,119	148,418	11,369	3,579	—	690,942
Special Mention	—	—	—	—	22,591	—	—	—	22,591
Substandard	—	—	—	—	—	904	—	—	904
Other (1)	4,740	8,669	4,719	2,805	1,719	1,767	675	—	25,094
Total Construction	69,159	182,964	240,462	55,924	172,728	14,040	4,254	—	739,531
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Lease Financing
Risk rating:
Pass	118,981	61,372	75,171	82,562	32,936	89,720	—	—	460,742
Special Mention	—	—	68	382	57	—	—	—	507
Substandard	—	132	172	51	—	—	—	—	355
Total Lease Financing	118,981	61,504	75,411	82,995	32,993	89,720	—	—	461,604
Current period gross charge-offs	—	—	6	—	—	—	—	—	6

Total Commercial Lending	$948,104	$1,225,974	$846,028	$594,687	$1,059,079	$2,167,714	$1,343,999	$34,619	$8,220,204
Current period gross charge-offs	$—	$129	$1,870	$259	$2,180	$15,679	$2,666	$—	$22,783

(continued)

								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
(continued)							Amortized	Amortized
(dollars in thousands)	2026	2025	2024	2023	2022	Prior	Cost Basis	Cost Basis	Total
Residential Lending
Residential Mortgage
FICO:
740 and greater	$157,553	$187,527	$127,156	$155,856	$413,991	$2,176,053	$—	$—	$3,218,136
680 - 739	22,002	18,668	15,661	24,033	67,424	275,860	—	—	423,648
620 - 679	2,635	8,008	8,553	5,716	18,661	69,081	—	—	112,654
550 - 619	—	1,060	—	1,945	5,375	16,974	—	—	25,354
Less than 550	—	—	—	441	3,802	17,872	—	—	22,115
No Score (3)	7,850	5,511	2,887	4,728	15,250	47,394	—	—	83,620
Other (2)	4,764	22,123	6,499	17,778	12,991	38,541	8,494	—	111,190
Total Residential Mortgage	194,804	242,897	160,756	210,497	537,494	2,641,775	8,494	—	3,996,717
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Home Equity Line
FICO:
740 and greater	—	—	—	—	—	—	924,498	332	924,830
680 - 739	—	—	—	—	—	—	179,779	1,604	181,383
620 - 679	—	—	—	—	—	—	47,607	633	48,240
550 - 619	—	—	—	—	—	—	13,382	375	13,757
Less than 550	—	—	—	—	—	—	8,612	30	8,642
No Score (3)	—	—	—	—	—	—	758	—	758
Total Home Equity Line	—	—	—	—	—	—	1,174,636	2,974	1,177,610
Current period gross charge-offs	—	—	—	—	—	—	23	—	23

Total Residential Lending	$194,804	$242,897	$160,756	$210,497	$537,494	$2,641,775	$1,183,130	$2,974	$5,174,327
Current period gross charge-offs	$—	$—	$—	$—	$—	$—	$23	$—	$23

Consumer Lending
FICO:
740 and greater	$95,688	$85,965	$48,787	$29,752	$28,841	$9,062	$98,607	$61	$396,763
680 - 739	76,834	67,554	33,419	17,684	14,466	5,241	86,795	581	302,574
620 - 679	46,475	34,123	14,524	8,382	7,706	3,947	50,763	900	166,820
550 - 619	8,343	13,276	7,917	5,138	4,675	2,581	17,429	809	60,168
Less than 550	2,360	5,503	4,270	2,208	2,523	1,334	5,572	573	24,343
No Score (3)	4,376	274	3	17	—	10	37,409	201	42,290
Other (2)	201	3,389	—	—	—	1,472	69,677	—	74,739
Total Consumer Lending	$234,277	$210,084	$108,920	$63,181	$58,211	$23,647	$366,252	$3,125	$1,067,697
Current period gross charge-offs	$525	$2,613	$1,778	$1,435	$786	$1,772	$7,162	$544	$16,615

Total Loans and Leases	$1,377,185	$1,678,955	$1,115,704	$868,365	$1,654,784	$4,833,136	$2,893,381	$40,718	$14,462,228
Current period gross charge-offs	$525	$2,742	$3,648	$1,694	$2,966	$17,451	$9,851	$544	$39,421

(1)	Other credit quality indicators used for monitoring purposes are primarily FICO scores. The majority of the loans in this population were originated to borrowers with a prime FICO score (680 and above). As of September 30, 2026, the majority of the loans in this population were current.
(2)	Other credit quality indicators used for monitoring purposes are primarily internal risk ratings. The majority of the loans in this population were graded with a “Pass” rating. As of September 30, 2026, the majority of the loans in this population were current.
(3)	No FICO scores are primarily related to loans and leases extended to non-residents. Loans and leases of this nature are primarily secured by collateral and/or are closely monitored for performance.

GAAP to Non-GAAP Reconciliation	Table 14
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2026	2026	2025	2026	2025
Income Statement Data:
Net income	$63,730	$73,375	$73,840	$204,889	$206,335

Average total stockholders' equity	$2,845,750	$2,796,857	$2,710,273	$2,810,686	$2,672,284
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible stockholders' equity	$1,850,258	$1,801,365	$1,714,781	$1,815,194	$1,676,792

Average total assets	$23,955,273	$23,954,425	$23,993,685	$23,997,190	$23,914,896
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible assets	$22,959,781	$22,958,933	$22,998,193	$23,001,698	$22,919,404

Return on average total stockholders' equity(1)	8.88%	10.52%	10.81%	9.75%	10.32%
Return on average tangible stockholders' equity (non-GAAP)(1)	13.67%	16.34%	17.08%	15.09%	16.45%

Return on average total assets(1)	1.06%	1.23%	1.22%	1.14%	1.15%
Return on average tangible assets (non-GAAP)(1)	1.10%	1.28%	1.27%	1.19%	1.20%

	As of	As of	As of	As of
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands, except per share amounts)	2026	2026	2025	2025
Balance Sheet Data:
Total stockholders' equity	$2,817,544	$2,826,028	$2,769,365	$2,733,921
Less: goodwill	995,492	995,492	995,492	995,492
Tangible stockholders' equity	$1,822,052	$1,830,536	$1,773,873	$1,738,429

Total assets	$23,764,015	$23,646,049	$23,955,252	$24,098,728
Less: goodwill	995,492	995,492	995,492	995,492
Tangible assets	$22,768,523	$22,650,557	$22,959,760	$23,103,236

Shares outstanding	121,681,352	121,680,634	122,689,256	123,719,585

Total stockholders' equity to total assets	11.86%	11.95%	11.56%	11.34%
Tangible stockholders' equity to tangible assets (non-GAAP)	8.00%	8.08%	7.73%	7.52%

Book value per share	$23.16	$23.22	$22.57	$22.10
Tangible book value per share (non-GAAP)	$14.97	$15.04	$14.46	$14.05

(1)	Annualized for the three and nine months ended September 30, 2026 and 2025 and three months ended June 30, 2026.